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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

                          Date of Report - May 29, 1998
                        (Date of earliest event reported)

                               MEDIQ INCORPORATED
             (Exact name of registrant as specified in its charter)



          Delaware                         1-8147                 51-0219413
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)



                 One MEDIQ Plaza, Pennsauken, New Jersey 08110
               (Address of principal executive offices, zip code)



                            Area Code (609) 662-3200
                               (Telephone number)

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Item 1.  Changes in Control of Registrant.
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On May 29, 1998, pursuant to the terms of an Agreement and Plan of Merger dated as of January 14, 1998 and amended as of April 27, 1998 (the "Merger Agreement") between MEDIQ Incorporated (the "Company") and MQ Acquisition Corporation ("MQ"), MQ was merged with and into the Company (the "Merger") with the Company continuing as the surviving corporation (the "Surviving Corporation"). MQ was a Delaware corporation organized by Bruckmann, Rosser, Sherrill & Co., L.P. ("BRS") and certain other investors solely to effect the Merger. In connection with the Merger, (i) the Company contributed certain of its assets and liabilities (including the capital stock of all of the subsidiaries of the Company other than MEDIQ/PRN Life Support Services, Inc. ("MEDIQ/PRN") to MEDIQ/PRN (the "Reorganization"), (ii) MEDIQ/PRN entered into a new senior secured credit facility with a syndicate of banks (the "New Credit Facility") providing for up to $200.0 million of Term Loans (as defined herein), up to $50.0 million of Revolving Loans (as defined herein) and up to $75.0 million of Acquisition Loans (as defined herein), (iii) all indebtedness of the Company except approximately $10.1 million of the Company's 7.5% exchangeable subordinated debentures due 2003 (the "Exchangeable Debentures") and $2.0 million of MEDIQ/PRN's capital leases were repaid (the "Refinancing"), (iv) the Company sold 140,885 units ("Units"), consisting of one 13% Senior Discount Debenture due 2009 with a principal amount at maturity of $1,000 and one warrant to purchase .6474 of a share of the common stock of the Company, for gross proceeds aggregating $75.0 million in a Rule 144A private offering, and (v) MEDIQ/PRN sold $190.0 million aggregate principal amount of 11% Senior Subordinated Notes due 2008 (the "Notes") in the same Rule 144A private offering.


On June 5, 1998, pursuant to the change of control provisions of the indenture for the Exchangeable Debentures, the Company made a tender offer to repurchase the remaining outstanding balance of approximately $10.1 million. The Units and the Notes offered have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration. Capitalized terms not otherwise defined herein have the meanings attributed to them in the operative documents to which they relate and which are filed as exhibits hereto.

In order to finance a portion of the cash consideration paid pursuant to the Merger, the Company's existing credit facility (the "Existing Credit Facility") with a syndicate of banks was replaced by the $325.0 million New Credit Facility.

The New Credit Facility consists of three facilities: (i) an eight-year senior secured term loan facility in an aggregate principal amount equal to $200.0 million (the "Term Loan Facility"); (ii) a six-year revolving credit facility in an aggregate principal amount not to exceed $50.0 million (the "Revolving Credit Facility"); and (iii) a six-year senior secured acquisition facility in an aggregate principal amount not to exceed $75.0 million (the "Acquisition Facility"). Loans made under the Term Loan Facility are referred to herein as "Term Loans", advances made under the Revolving Credit Facility are referred to herein as "Revolving Loans" and loans made under the Acquisition Facility are referred to herein as "Acquisition Loans".

Borrowings under the New Credit Facility bear interest at a floating rate based upon, at MEDIQ/PRN's option, (i) the higher of the prime rate of Banque Nationale de Paris, or the federal funds effective rate plus 0.5%, plus, in the case of the Term Loans, a margin equal to 1.5%, and in the case of the Revolving Loans and the


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Acquisition Loans, a margin equal to 1.0%, or (ii) the London Interbank Offered
Rate ("LIBOR") plus, in the case of the Term Loans, a margin equal to 2.75%, and in the case of the Revolving Loans and the Acquisition Loans, a margin equal to 2.25%. MEDIQ/PRN may elect interest periods of one, two, three or six months for LIBOR borrowings. Interest shall be payable at the end of each interest period and, in any event, at least every three months.

In addition to paying interest on outstanding principal under the New Credit Facility, MEDIQ/PRN is required to pay a commitment fee to the Senior Lenders equal to 0.5% per annum of the undrawn portion of the commitments in respect of the facilities (subject to adjustment as set forth below), commencing to accrue upon the execution and delivery of the New Credit Facility and payable quarterly in arrears and upon the termination of any commitment, in each case for the actual number of days elapsed in a 365-day year. The New Credit Facility contains provisions under which commitment fees and margins on interest rates under the facilities will be adjusted in increments based on certain performance goals.

The Term Loans amortize on a quarterly basis. Principal amounts outstanding under the Revolving Credit Facility are due and payable in full at maturity. Principal amounts outstanding under the Acquisition Facility at the Conversion Date will amortize on a quarterly basis. The Term Loans, Revolving Loans and Acquisition Loans are subject to mandatory prepayments and reductions in the event of certain extraordinary transactions or issuances of debt and equity by MEDIQ/PRN or any Facility Guarantor. Such loans will also be required to be prepaid with 75% of the Excess Cash Flow of MEDIQ/PRN or, if the Company's ratio of funded debt to pro forma EBITDA for the preceding 12-month period is less than 5.0 to 1.0, 50% of such Excess Cash Flow.

The New Credit Facility contains representations and warranties, covenants, events of default and other provisions customary for credit facilities of this type. MEDIQ/PRN will pay the Senior Lenders certain syndication and administration fees, reimburse certain expenses and provide certain indemnities, in each case which are customary for credit facilities of this type.

The Notes, in the aggregate principal amount of $190.0 million, are unsecured senior subordinated obligations of MEDIQ/PRN and mature on June 1, 2008. The Notes will bear interest at the rate of 11% per annum, payable semiannually to holders of record at the close of business on the May 15 or November 15 immediately preceding the interest payment date on June 1 and December 1 of each year, commencing December 1, 1998. MEDIQ/PRN will pay interest on overdue principal at 1% per annum in excess of such rate, and it will pay interest on overdue installments of interest at such higher rate to the extent lawful.

The interest rate on the Notes is subject to increase in certain circumstances if MEDIQ/PRN does not file a registration statement providing for a registered exchange offer or if the registration statement is not declared effective on a timely basis or if certain other conditions are not satisfied.

Upon a Change of Control, each holder of the Notes may require MEDIQ/PRN to repurchase all or any portion of such holder's Notes at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of repurchase.

Each Unit consists of a Debenture with a principal amount at maturity of $1,000 and one Warrant. Each Warrant entitles the holder thereof to purchase .6474 shares of Common Stock from the Company, as the Surviving Corporation of the Merger, at an exercise price of $0.01 per share, subject to adjustment. The


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Debentures and the Warrants will not trade separately until the commencement of an exchange offer or the effectiveness of a shelf registration statement for the Debentures or such earlier date after July 28, 1998, as the Initial Purchasers may determine (the "Separation Date").

The Debentures will be unsecured senior obligations of the Company, limited to $140.9 million aggregate principal amount at maturity, and will mature on June 1, 2009. No cash interest will accrue on the Debentures prior to June 1, 2003. Cash interest will accrue on the Debentures at the rate of 13% per annum from June 1, 2003, or from the most recent date to which interest has been paid or provided for, payable on June 1 and December 1 of each year, commencing December 1, 2003 to holders of record at the close of business on the May 15 or November 15 immediately preceding the interest payment date. The Company will pay interest on overdue principal at 1% per annum in excess of such rate, and it will pay interest on overdue installments of interest at such higher rate to the extent lawful.

The interest rate on the Debentures is subject to increase in certain circumstances if the Company does not file a registration statement providing for a registered exchange offer for the Debentures or if the registration statement is not declared effective on a timely basis or if certain other conditions are not satisfied.

Upon Change of Control, each holder of debentures may require the Company to repurchase all or any portion of such holder's Debentures at a purchase price equal to 101% of the Accreted Value thereof plus accrued and unpaid interest, if any, to the date of repurchase.

Each Warrant, when exercised, will entitle the holder thereof to purchase .6474 shares of Common Stock from the Company, as the Surviving Corporation of the Merger, at a price (the "Exercise Price") of $0.01 per share. The Exercise Price and the number of shares of Common Stock issuable upon exercise of a Warrant are both subject to adjustment in certain cases. The Warrants will initially entitle the holders thereof to acquire, in the aggregate, 91,209 shares of Common Stock.

The Warrants may be exercised at any time after the first anniversary of the Issue Date; provided, however, that holders of Warrants will be able to exercise their Warrants only if a shelf registration statement relating to the Common Stock underlying the Warrants is effective or the exercise of such Warrants is exempt from the registration requirements of the Securities Act, and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states or other jurisdictions in which such holders reside. Unless earlier exercised, the Warrants will expire on June 1, 2009 (the "Expiration Date"). The Warrants will not trade separately from the Debentures until the Separation Date.

The aggregate consideration paid in connection with the Merger (the "Merger Consideration") was approximately $390.7 million, which amount includes $20.0 million of Series A 13% Cumulative Compounding Preferred Stock, par value $.01 per share, of the Surviving Corporation ("Series A Preferred Stock"). In addition, in connection with the Merger (i) certain controlling stockholders of the Company (the "Rotko Entities") converted a portion of their preferred equity in the Company into 1,340,219 shares of Series B 13.25% Cumulative Compounding Perpetual Preferred Stock, par value $.01 per share ("Series B Preferred Stock") and 109,781 shares of Common Stock, (ii) Thomas E. Carroll, Jay M. Kaplan and certain other persons invested $4.2 million in common and preferred equity of the Company, and (iii) BRS, certain entities and individuals affiliated with BRS (together with BRS, the "BRS Entities") and certain funds affiliated with Ferrer Freeman Thompson & Co. LLC and Galen Partners III, L.P. (the "Co-Investors")


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purchased $109.5 million of common and preferred equity of MQ (the "Equity
Contribution").

The authorized capital stock of the Surviving Corporation consists of (i) Common Stock, par value $.01 per share ("Common Stock"), (ii) Series A Preferred Stock,
(iii) Series B Preferred Stock, and (iv) Series C 13.5% Cumulative Compounding Preferred Stock, par value $.01 per share ("Series C Preferred Stock"). The BRS Entities and Co-Investors hold 829,219 shares of the Common Stock, 5,624,565 shares of the Series A Preferred Stock, 1,602,363 shares of the Series B Preferred Stock and 2,896,218 shares of the Series C Preferred Stock; the Management Stockholders hold 61,000 shares of the Common Stock, 201,549 shares of the Series A Preferred Stock, 57,419 shares of the Series B Preferred Stock and 103,782 shares of the Series C Preferred Stock; the Rotko Entities hold 109,781 shares of the Common Stock, 632,360 shares of the Series A Preferred Stock and 1,340,219 shares of the Series B Preferred Stock; and the existing stockholders of the Company (other than the Rotko Entities) hold 1,365,030 shares of the Series A Preferred Stocks

Pursuant to the Merger Agreement, the previous Board of Directors was replaced by a new Board comprised of Thomas E. Carroll, Bruce C. Bruckmann, Stephen C. Sherrill, Robert T. Thompson, L. John Wilkerson, and Michael J. Rotko and may include other individuals to be determined by BRS.



Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 4.1 - Indenture for MEDIQ Incorporated 13% Senior Discount Debentures
               Due 2009, dated as of May 15, 1998, by and between MEDIQ Incorporated and United States Trust Company of New York.

Exhibit 4.2 - Indenture for MEDIQ/PRN Life Support Services, Inc. 11% Senior
               Subordinated Notes Due 2008, dated as of May 15, 1998, among MEDIQ/PRN Life Support Services, Inc., United States Trust Company of New York, MEDIQ Investment Services, Inc., MEDIQ Mobile X-Ray Services, Inc. and Value- Med Products, Inc.

Exhibit 4.3 - $325,000,000 Revolving Credit Facility and Term Loan Agreement,
               dated as of May 29, 1998, among initial lenders named therein, Banque Nationale de Paris, as administrative agent, NationsBank, N.A., as syndication agent, Credit Suisse First Boston, as documentation agent, and MEDIQ/PRN Life Support Services, Inc.

Exhibit 4.4 - Warrant Agreement, dated as of May 29, 1998, between MEDIQ
               Incorporated and United States Trust Company of New York.

Exhibit 4.5 - Registration Rights Agreement, dated as of May 21, 1998, with regard to the MEDIQ/PRN Life Support Services, Inc. $190,000,000 11% Senior Subordinated Notes Due 2008 and MEDIQ Incorporated $140,885,000 Representing 140,885 Units consisting of 13% Senior Discount Debentures Due 2009 and Warrants to Purchase 91,209 Shares of Common Stock.
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Exhibit 4.6 - Registration Rights Agreement, dated as of May 29, 1998, by and among the investors named therein, MQ Acquisition Corporation and MEDIQ Incorporated.

Exhibit 4.7 - Securities Purchase and Holders Agreement, dated as of May 29,
               1998, by and among the investors named therein, MQ Acquisition Corporation and MEDIQ Incorporated.





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                      MEDIQ INCORPORATED AND SUBSIDIARIES

                                   SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                                MEDIQ Incorporated
                                                ------------------
                                                   (Registrant)

 June 15, 1998
 -------------
    (Date)


                                                /s/ Jay M. Kaplan
                                                -----------------

                                                Jay M. Kaplan
                                                Senior Vice-President - Finance
                                                and Chief Financial Officer